Relative Sentiment Tactical Allocation ETF
Schedule of Investments
December 31, 2023 (Unaudited)

EXCHANGE TRADED FUNDS - 99.8%	Shares	Value
abrdn Physical Gold Shares ETF(a)	88,173	$1,740,535
Invesco DB U.S. Dollar Index Bullish Fund	53,474	1,448,611
iShares 1-3 Year Treasury Bond ETF	16,122	1,322,649
iShares Core U.S. Aggregate Bond ETF(b)	44,831	4,449,476
iShares Silver Trust(a)(c)	29,925	651,767
Vanguard FTSE Developed Markets ETF	35,076	1,680,140
Vanguard Total Stock Market ETF	8,428	1,999,290
TOTAL EXCHANGE TRADED FUNDS (Cost $12,905,171)		13,292,468

SHORT-TERM INVESTMENTS - 3.9%
Investments Purchased with Proceeds from Securities Lending - 3.7%
First American Government Obligations Fund - Class X, 5.30%(d)	498,969	498,969

Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.30%(d)	21,911	21,911
TOTAL SHORT-TERM INVESTMENTS (Cost $520,880)		520,880

TOTAL INVESTMENTS - 103.7% (Cost $13,426,051)		$13,813,348
Liabilities in Excess of Other Assets - (3.7)%		(491,617)
TOTAL NET ASSETS - 100.0%		$13,321,731

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(c)	All or a portion of this security is on loan as of December 31, 2023. The total market value of these securities was $479,160 which represented 3.6% of net assets.
(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.
Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

The following is a summary of the fair value classification of the Fund’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$13,292,468	—	—	$13,292,468
Investments Purchased with Proceeds from Securities Lending	498,969	—	—	498,969
Money Market Funds	21,911	—	—	21,911
Total Investments	$13,813,348	—	—	$13,813,348

*	For further detail on each asset class, see the Schedule of Investments.

During the fiscal period ended December 31, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.
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